Exhibit 99.1

60 Degrees Pharmaceuticals Awarded Contract with U.S. Army for ARAKODA® Supply Chain Upgrade Support

•	60 Degrees Pharmaceuticals has been awarded a contract with the United States Army Medical Materiel Development Activity to facilitate commercial validation of new bottle and replacement blister packaging of ARAKODA® (tafenoquine), the Company’s FDA-approved product indicated for malaria prevention
•	Anticipating increasing ARAKODA sales volume in 2024, the Company increased the commercial batch size of ARAKODA in Q1 2024
•	Q1 2024 ARAKODA sales revenue increased 515% year-over-year to $105.7 thousand

WASHINGTON, D.C., July 25, 2024 – 60 Degrees Pharmaceuticals, Inc (NASDAQ: SXTP; SXTPW) (the “Company”), a pharmaceutical company focused on developing new medicines for infectious diseases, announced today that it has been awarded a fixed-price contract with the United States Army Medical Materiel Development Activity to support commercial validation of new bottle and replacement blister packaging of ARAKODA® (tafenoquine), the Company’s malaria prevention product.

This follows the implementation of an increased tablet compression batch size in Q1 2024, planned in anticipation of increasing sales volume in 2024. Recently, 60 Degrees Pharmaceuticals announced that Q1 2024 ARAKODA net sales revenues increased 515% year-over-year to $105.7 thousand.

“Supply chain upgrade support from the United States Army Medical Materiel Development Activity is most welcome and important to our primary commercial goal of ensuring a sustainable supply of ARAKODA for our civilian and military customers in the U.S.,” said Chief Executive Officer of 60 Degrees Pharmaceuticals, Geoff Dow. “We are very proud of our uninterrupted supply of ARAKODA to the U.S. market, even in light of the earlier impact of the pandemic on international travel. We anticipate that, increasingly and over time, the U.S. healthcare provider community will recognize the advantages of using ARAKODA for malaria prevention. Also, the potential life-saving role the product may play in the treatment of all forms of babesiosis in the future is certainly very exciting.”

Babesiosis is a steadily emerging, tick-borne disease transmitted through the bite of the black-legged (deer) tick, the vector that spreads Lyme disease. An orphan disease, babesiosis may be life-threatening in elderly and immunosuppressed patients.

ARAKODA is indicated for the prophylaxis of malaria in patients aged 18 years and older. Tafenoquine is approved for malaria prophylaxis in the United States under the product name ARAKODA®. The safety of the approved regimen of tafenoquine for malaria prophylaxis has been assessed in five separate randomized, double-blind, active comparator or placebo-controlled trials for durations of up to six months. Tafenoquine has not been proven to be effective for treatment or prevention of babesiosis and is not approved by the U.S. Food and Drug Administration for such an indication.

About ARAKODA® (tafenoquine)

Tafenoquine was discovered by Walter Reed Army Institute of Research with funding from the United States Army Medical Materiel Development Activity. Tafenoquine was approved for malaria prophylaxis in 2018 in the United States as ARAKODA® and in Australia as KODATEF®. Both were commercially launched in 2019 and are currently distributed through pharmaceutical wholesaler networks in each respective country. They are available at retail pharmacies as a prescription-only malaria prevention drug.

About 60 Degrees Pharmaceuticals, Inc.

60 Degrees Pharmaceuticals, Inc., founded in 2010, specializes in developing and marketing new medicines for the treatment and prevention of infectious diseases that affect the lives of millions of people. 60 Degrees Pharmaceuticals, Inc. achieved FDA approval of its lead product, ARAKODA® (tafenoquine), for malaria prevention, in 2018. 60 Degrees Pharmaceuticals, Inc. also collaborates with prominent research organizations in the U.S., Australia, and Singapore. The 60 Degrees Pharmaceuticals, Inc. mission has been supported through in-kind funding from the U.S. Department of Defense and private institutional investors including Knight Therapeutics Inc., a Canadian-based pan-American specialty pharmaceutical company. 60 Degrees Pharmaceuticals, Inc. is headquartered in Washington D.C., with a majority-owned subsidiary in Australia. Learn more at www.60degreespharma.com.

The statements contained herein may include prospects, statements of future expectations and other forward-looking statements that are based on management's current views and assumptions and involve known and unknown risks and uncertainties. Actual results, performance or events may differ materially from those expressed or implied in such forward-looking statements. The statements expressed herein are those of 60 Degrees Pharmaceuticals, Inc. and do not necessarily represent those of the U.S. Department of Defense.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, activities of regulators and future regulations and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: there is substantial doubt as to our ability to continue on a going-concern basis; we might not be eligible for Australian government research and development tax rebates; if we are not able to successfully develop, obtain FDA approval for, and provide for the commercialization of non-malaria prevention indications for tafenoquine (ARAKODA® or other regimen) or Celgosivir in a timely manner, we may not be able to expand our business operations; we may not be able to successfully conduct planned clinical trials; and we have no manufacturing capacity which puts us at risk of lengthy and costly delays of bringing our products to market. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the information contained in our Annual Report on Form 10-K filed with the SEC on April 1, 2024, and our subsequent SEC filings. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

###

Media Contact:

Sheila A. Burke

SheilaBurke-consultant@60degreespharma.com

(484) 667-6330

Investor Contact:

Patrick Gaynes

patrickgaynes@60degreespharma.com

(310) 989-5666